UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2018
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
and
2700 Colorado Avenue
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On September 11, 2018, Lions Gate Entertainment Corp. (the “Company”) held its Annual General and Special Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Board of Directors, the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019 and an advisory vote to approve executive compensation. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2018.
At the Annual Meeting, 88.73 % of the Class A Voting Common Shares of the Company entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting.

Based on the results of the vote, and consistent with the Board’s recommendation, the shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2019, and approved the advisory vote on executive compensation.
The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by Broadridge Financial Solutions, the independent Inspector of Elections.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted*
Michael Burns	66,084,801	68,828	6,495,454	99.89%
Gordon Crawford	66,070,003	71,012	6,495,454	99.89%
Arthur Evrensel	58,862,452	5,982,368	6,495,454	90.77%
Jon Feltheimer	66,069,910	71,203	6,495,454	99.89%
Emily Fine	65,256,716	317,835	6,495,454	99.51%
Michael T. Fries	42,802,194	7,064,334	6,495,454	85.83%
Sir Lucian Grainge	43,035,992	7,062,245	6,495,454	85.90%
Susan McCaw	66,086,495	67,901	6,495,454	99.89%
Mark H. Rachesky, M.D.	59,286,764	6,039,423	6,495,454	90.75%
Daniel Sanchez	66,083,511	69,565	6,495,454	99.89%
Daryl Simm	58,093,714	6,406,909	6,495,454	90.06%
Hardwick Simmons	65,296,281	769,580	6,495,454	98.83%
David M. Zaslav	53,717,173	6,155,140	6,495,454	89.71%

	Number of Shares Voted For	Number of Shares Voted Withheld	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Re-Appointment of Ernst & Young LLP	71,456,609	1,236,652	74,852	98.29%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted “For” of Shares Voted*
Advisory Vote to Approve Executive Compensation	42,394,780	23,792,176	85,703	6,495,454	64.05%
* Does not include broker non-votes.

Item 8.01	Other Events.
On September 11, 2018, at a Board of Directors meeting held following the Annual Meeting, the Board of Directors appointed Ms. McCaw as a new member of the Compensation Committee, Mr. Sanchez as a new member of the Audit & Risk Committee, Mr. Simmons as Chair of the Audit & Risk Committee (replacing Scott Paterson, who did not stand for re-election at the Annual Meeting) and Messrs. Crawford and Rachesky as Co-Chairs of the Strategic Advisory Committee (replacing Mr. Simmons). The Board of Directors has determined that each of the directors is an independent director under the listing standards of the New York Stock Exchange.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 13, 2018	LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By: /s/ James W. Barge
Name: James W. Barge
Title: Chief Financial Officer